Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the Registrant x Filed by a Party other than the Registrant Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)

[x]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           M & M FINANCIAL CORPORATION

                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



    [ ]   Fee paid previously with preliminary materials



      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                           M & M FINANCIAL CORPORATION
                              307 North Main Street
                          Marion, South Carolina 29571
                                 (803) 431-1000


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held April 16, 1998


TO THE SHAREHOLDERS:

     Notice is hereby given that the Annual Meeting of the Shareholders (the "Annual Meeting") of M & M Financial Corporation, a South Carolina corporation (the "Company"), will be held at the Opera House, West Godbold Street, Marion, South Carolina, at 5:30 p.m., on Thursday, April 16, 1998, for the following purposes:

     (1)  To elect five directors to serve one-year terms;

     (2) To ratify the appointment of Tourville, Simpson and Henderson as independent auditors for the Company for the fiscal year ending December 31, 1998; and

     (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only record holders of Common Stock of the Company at the close of business on April 2, 1998, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     The Company's Proxy Statement, form of Proxy and 1997 Annual Report to stockholders are enclosed with this notice.

     You are cordially invited and urged to attend the Annual Meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF- ADDRESSED, STAMPED ENVELOPE. If you need assistance in completing your proxy, please call the company at (803) 431-1000. If you are the record owner of your shares and attend the annual meeting and desire to revoke your proxy and vote in person you may do so. In any event, a proxy may be revoked by the record owner of shares at any time before it is exercised.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF ALL THE PROPOSALS PRESENTED.

                                            By Order of the Board of Directors



                                            Chester A. Duke
                                            Chairman and President

Marion, South Carolina
April 2, 1998

                           M & M Financial Corporation
                              307 North Main Street
                          Marion, South Carolina 29571


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            to be Held April 16, 1998

                -------------------------------------------------


     This Proxy Statement is furnished to shareholders of M & M Financial Corporation, a South Carolina corporation (herein, unless the context otherwise requires, together with its subsidiaries, the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders to be held at the Opera House, West Godbold Street, Marion, South Carolina, at 5:30 p.m., on Thursday, April 16, 1998, or any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     Solicitation of proxies may be made in person or by mail, telephone or telegraph by directors, officers and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company will reimburse the reasonable forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement was first mailed to shareholders on or about April 2, 1998.

     The Company's principal executive offices are located at 307 North Main Street, Marion, South Carolina 29571. The Company's telephone number is (803) 431-1000.

                                  ANNUAL REPORT

     The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1997, including financial statements, is enclosed herewith. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

     Any record shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Company of such revocation, (b) by voting in person at the meeting, or (c) by executing and delivering to the Company a later dated proxy. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice or proxy revoking a proxy should be sent to M & M Financial Corporation, 307 North Main Street, Marion, South Carolina 29571, Attention: Chester A. Duke, President. Written notice of revocation or delivery of a later dated proxy will be effective upon receipt thereof by the Company.

                                QUORUM AND VOTING

     The Company's only voting security is its no par value Common Stock ("Common Stock"), each share of which entitles the holder thereof to one vote on each matter to come before the Annual Meeting. At the close of business on April 2, 1998 (the "Record Date"), the Company had issued and outstanding 1,006,116 shares of Common Stock, which were held of record by approximately 708 persons. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote on matters that come before the Annual Meeting. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares of the Common Stock may be transferred subsequent to the Record Date. However, all votes must be cast in the names of holders of record on the Record Date.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for the purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" or as to which no vote is marked, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the Annual Meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegraph. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

     If a quorum is present at the meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the meeting. Votes that are withheld or shares that are not voted in the election of directors will have no effect on the outcome of election of directors. Cumulative voting is permitted. See "CUMULATIVE VOTING RIGHTS."

     If a quorum is present, all other matters which may be considered and acted upon by the holders of Common Stock at the Annual Meeting, including ratification of appointment of Tourville, Simpson and Henderson as accountants for the fiscal year ending December 31, 1998, will be approved if the votes cast in favor of the proposal at the Annual Meeting exceed the votes cast opposing the proposal.

                       ACTIONS TO BE TAKEN BY THE PROXIES

     Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors, and "FOR" the ratification of the appointment of Tourville, Simpson and Henderson as accountants for the fiscal year ending December 31, 1998. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                            CUMULATIVE VOTING RIGHTS

     Each holder of shares is entitled to cumulate his votes for election of directors. Votes may be cumulated in the following ways: (1) giving one nominee as many votes as the number of directors to be elected, multiplied by the number of shares owned, or (2) distributing votes on the same principle among any number of nominees.

     Conditions precedent to the exercise of cumulative voting are either: (1) giving written notice of intention to vote cumulatively to the Chairman, CEO and President of the Bank not less than forty-eight hours before the time of the meeting; or (2) announcing intention to vote cumulatively at the meeting before voting for directors begins. Once a shareholder gives notice of intention to vote cumulatively, all shareholders entitled to vote at the meeting may cumulate their votes. If notice is given at the meeting, the presiding officer may, or if requested by any shareholder, shall recess the meeting for a period not to exceed two hours.

     If shares are voted cumulatively, shares represented by proxies will be cumulated in such manner as necessary to elect the greatest possible number of management nominees.

                              STOCKHOLDER PROPOSALS

     Any shareholder of the Company desiring to present a proposal for action at the 1999 Annual Meeting of Shareholders must deliver the proposal to the executive offices of the Company no later than December 4, 1998. Only proper proposals that are timely received will be included in the Company's Proxy Statement and Proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 3, 1998, the number and percentage of outstanding shares beneficially owned by (i) each director and director nominee of the Company, (ii) the person named in the Summary Compensation Table, and (iii) all executive officers and directors of the Company as a group. To the Company's knowledge, no shareholder owned beneficially more than 5% of the Company's outstanding voting stock as of such date.

                                                                                         Number of            % of
                                                                                            Shares           Common
Name and Address                              Position in the Company                 Beneficially           Stock
of 5% Shareholders                            and First National South                   Owned             Ownership
------------------                            ------------------------                ------------         ---------
Chester A. Duke                                 Chairman, President                      11,178(1)               1.11
                                                and Chief Executive
                                                      Officer

Charles McElveen                                      Director                            8,400(2)                .84

J. M. McLendon                                        Director                            9,600                   .95

Bruce Siegal                                          Director                            2,001(3)                .19

Nancy B. Williams                                     Director                           18,050(4)               1.79

All executive officers and  Directors                                                    59,188(5)               5.88
as a group (9 persons)

(1) Includes 270 shares owned by Mr. Duke's wife, as to which Mr. Duke disclaims beneficial ownership; 1,575 shares held in a self-directed Individual Retirement Account; 1,992 shares held by First National South f/b/o Mr. Duke; 1,200 shares owned by the W. H. Bryant Charitable Trust of which Mr. Duke is one of three Trustees; and 2,700 shares subject to currently exercisable options or options that first become exercisable within 90 days of March 3, 1998.

(2) Includes 2,700 shares owned by Mr. McElveen's wife and 900 shares owned by his children, as to which Mr. McElveen disclaims beneficial ownership.

(3) Includes 150 shares owned by Mr. Siegal's wife, as to which Mr. Siegal disclaims beneficial ownership.

(4) Includes 750 shares owned by Mrs. Williams' husband and 7,800 shares owned by her children, as to which Mrs. Williams disclaims beneficial ownership.

(5) Includes 4,715 shares subject to currently exercisable options or options that become exercisable within 90 days of March 3, 1998.

                              ELECTION OF DIRECTORS

     The Bylaws of the Company provide for a Board of Directors consisting of not less than five nor more than twenty-five directors. The number of directors is currently fixed by the Board at five, and five directors have been nominated for re-election by the shareholders at the 1998 Annual Meeting to serve for one-year terms. All directors serve until their successors are elected and qualified to serve. All of the nominees are presently directors of the Company and have served continuously since first becoming directors.

     Should any of the nominees become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other person or persons as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the proposed directors will be unable or unwilling to serve if elected.

                                   MANAGEMENT

     The table below sets forth the age, business experience for the past five years, and term in office for each of the directors and executive officers of the Company. Each of the directors of the Company, except Mrs. Williams, is also a director of First National South.

                                  Director              Business experience
Name, Address (and age)           Since(1)              during the past 5 years
-----------------------          ---------              -----------------------

Chester A. Duke (58)                 1981               Chairman, President and Chief Executive Officer of the
                                                        Company and First National South

Marion E. Freeman (74)                 -                Assistant President of the Company and First National South
                                                        since January, 1995; Chief Financial Officer of the
                                                        Company and First National South until December, 1997;
                                                        Executive Vice President of the Company and First National
                                                        South from 1988 to 1995; Secretary of the Company and
                                                        First National South

George H. Hardwick (55)                -                Executive Vice President of the Company and First National
                                                        South since 1995; Senior Vice President from 1994 to 1995;
                                                        Vice President and Cashier of Davis National Bank, Mullins,
                                                        South Carolina, from 1981 to 1994

Charles B. McElveen (50)             1985               President, Swamp Fox Timber Co., Inc. (timber dealer)

J. M. McLendon (88)                  1954               Attorney, McLendon & Sloan

Richard C. Mathis (47)                 -                Executive Vice President and Chief Financial Officer of the
                                                        Company and First National South since December, 1997;
                                                        registered investment broker - Stern, Agee & Lynch, Inc.
                                                        from October, 1996 to December, 1997; Vice President,
                                                        Bear Stearns & Co. from March, 1996 to October, 1996;
                                                        various positions with Wachovia Bank, N.A. from 1983 to
                                                        March, 1996 (final position - Senior Investment Portfolio
                                                        Manager)

Bruce Siegal (56)                    1986               President, Supreme Corporation (light bulb manufacturer)

Curtis A. Tyner (49)                   -                Executive Vice President of the Company and First National
                                                        South since 1994; Executive Vice President of Palmetto
                                                        Bank, Laurens, South Carolina, from 1976 to 1994

Nancy B. Williams (49)               1991               Owner - Barringers Jewelers of Palmetto Bank from 1993
                                                        to 1994

(1) Includes service as a director of First National South or Davis National Bank, which merged with First National South in 1994.

     There are no family relationships among any of the directors and executive officers of the Company.

Meetings of the Board of Directors and Committees

     The Board of Directors of the Company held 12 meetings during 1997. The Company maintains no standing committees. The Board of Directors of First National South (the "Bank"), which met 12 times in 1997, has standing Executive, Funds Management, Loan, Audit, Facilities and Planning, and Pension Committees. All directors attended at least 75% of the meetings of the Board of Directors of the Company and of the Committees of the Board of the Bank on which they served during 1997.

Nominating Committee - The Board of Directors acts as nominating committee, but any Shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of Directors may also present nominations for directors. Nominations, other than those made by or on behalf of the existing management of the Company, shall be made in writing and shall be delivered or mailed to the President of the Company, not less than 14 days nor more than 50 days prior to any meeting of Shareholders called for the election of Directors; provided, however, that if less than 21 days' notice of the meeting is given to Shareholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh day following the date on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying
Shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying Shareholder; and (e) the number of shares of capital stock of the Company owned by the notifying shareholder. Nominations not made in accordance with these requirements may be disregarded by the Chairman of the meeting, and upon his instructions, the vote tellers may disregard all votes cast for each such nominee.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

     The following table summarizes for the years ended December 31, 1997, 1996 and 1995 the executive compensation paid to the Chairman and Chief Executive Officer of the Company, the only executive officer of the Company or the Bank who received compensation greater than $100,000 in 1997.

                                            Summary Compensation Table
                                                                                     Long-Term
                                                                                   Compensation
                                                                                     Number of
                                                                                    Securities
                                                                                    Underlying
                                                       Annual Compensation(1)         Options           All Other
Name and Principal Position                 Year       Salary         Bonus           Awarded        Compensation(2)
---------------------------                 ----       ------         -----           -------        ---------------

Chester A. Duke                             1997     $140,000        $     -           13,500           $37,043
  Chairman of the Board                     1996      132,300          3,000                -            28,754
  and Chief Executive Officer               1995      126,000              -                -            21,464
---------------------

(1) The aggregate amount of perquisites and other personal benefits paid during 1997 to Mr. Duke or on his behalf did not exceed the lesser of either $50,000 or 10% of his total annual salary and bonus.

(2) The amounts disclosed in this column include for 1997, 1996 and 1995, respectively, $,4,846, $4,750 and $3,990 of contributions by the Bank to the 401(k) Plan on Mr. Duke's behalf, $9,800, $21,098 and $14,568 of contributions by the Bank on Mr. Duke's behalf to the noncontributory defined benefit pension plan, which was replaced in 1997 by the Money Purchase Pension Plan, and $2,907, $2,907 and $2,907 of premiums on life insurance paid by the Bank for the benefit of Mr. Duke.

     Amounts disclosed also include $19,490 accrued by the Bank for the benefit of Mr. Duke pursuant to the Salary Continuation Plan entered into between the Bank and Mr. Duke in December, 1997. See "Employee

     Benefit Plans -- Salary Continuation Agreements." Accruals and benefits payable to Mr. Duke under this plan are set forth below.

                               Early Termination             Disability
   Plan         Accrual             Benefit                   Benefit
  Year*         Balance          Payable at 65          Payable Immediately
  -----       ---------         ---------------         -------------------
    1         $ 44,247              $ 7,928                  $ 4,537
    2           93,751               15,511                    9,613
    3          149,353               22,816                   15,315
    4          212,135               29,924                   21,752
    5          283,574               36,936                   29,078
    6          365,877               44,003                   37,517
    7          462,954               51,411                   47,471
    8          585,131               59,999                   59,999

     *Plan Year 1 commenced in August, 1997.

     The Company does not presently pay bonuses to its executive officers and offers no perquisites to its executive officers that are not available to all employees.

     The following table sets forth information about stock options granted to the Chairman and Chief Executive Officer in 1997. See "Employee Benefit Plans -- 1997 Incentive Stock Option Plan" for information about the plan pursuant to which these options were granted.

                                   Option Grants in Last Fiscal Year

--------------------------------------------------------------------------------------
                                  Individual Grants
--------------------------------------------------------------------------------------
                                                                                            --------------------------------
                       Number of          % of Total                                          Potential Realizable Value at
                       Securities          Options                                            Assumed Annual Rates of Stock
                       Underlying         Granted to       Exercise                          Price Appreciation for 10-Year
                        Options           Employees         Price        Expiration                  Option Term(2)
Name                   Granted(1)          in 1997       (per share)        Date             -------------------------------
----                   ----------          -------       -----------        ----
                                                                                                5%                   10%
                                                                                               ----                 ----
Chester A. Duke         13,500                25%          $13.33          5/6/07           $113,130              $286,740

--------------------
(1) These options were granted on May 6, 1997 and become exercisable according to the right column of following schedule. Such options were granted for a period of ten years, subject to earlier expiration in certain events related to termination of employment.

       Vesting for Participants After Grant of Options Determined on Years
                     of Service at the Time Options Granted:

    Years of Service         5 Years or Less     6 to 10 Years   11 to 20 Years
    After Grant of Option      of Service         of Service       of Service
    ---------------------     ------------       ------------     -----------
    Immediate                          5%               10%              20%
    1                                 15%               20%              30%
    2                                 25%               30%              40%
    3                                 35%               40%              50%
    4                                 45%               50%              60%
    5                                 55%               60%              70%
    6                                 65%               70%              80%
    7                                 75%               80%              90%
    8                                 85%               90%             100%
    9                                 95%              100%             100%
    10                               100%              100%             100%

(2) The amounts in these columns are the result of calculations based on the assumption that the market price of the Common Stock will appreciate in value from the date of grant to the end of the ten-year option term at the rates of 5% and 10% per year. The 5% and 10% annual appreciation assumptions are required by the Securities and Exchange Commission; they are not intended to forecast possible future appreciation, if any, of the Company's stock price.

     The following table sets forth information about stock options held at December 31, 1997 by the Chairman and Chief Executive Officer.

                                 Aggregated Option Exercises in 1997 and 1997 Year End Option Values

                                                                      Number of Securities            Value of Unexercised
                                                                     Underlying Unexercised               In-the-Money
                                Shares Acquired     Value              Options at 12/31/97             Options at 12/31/97
Name                              on Exercise     Realized       Exercisable    Unexercisable    Exercisable*      Unexercisable
----                            ---------------   --------       -----------    -------------    ------------      -------------

Chester A. Duke                        -              -              2,700           10,800          $40,500          $162,000

*The fair value of the stock has been estimated at $15.00 per share. The exercise price of the options is $13.33 per share and they expire on May 6, 2007.

Employment Contracts

     The Company and the Bank have entered into employment contracts with four of the executive officers of the Company, including Mr. Duke. The agreement with Mr. Duke is for a term of four years and is automatically extended for an additional year on each anniversary of the agreement until Mr. Duke reaches age 61, unless notice is given by either party that the term of the agreement will not be extended. The agreement provides that Mr. Duke shall serve as President and Chief Executive Officer of the Company and sets forth his responsibilities in such positions. The agreement further provides that Mr. Duke shall be paid an annual salary commensurate with the salary for comparable positions within the banking industry. The agreement provides for disability benefits equal to (a) Mr. Duke's regular salary, less disability income benefits, for the first 90 days of disability; and (b) 50% of Mr. Duke's regular salary, less disability income benefits, for a period not to exceed six months from the beginning of the injury or illness that caused him to be unable to work. After such six month period, if Mr. Duke is no longer able to work, the agreement will terminate and all duties and obligations of the parties to each other will cease.

     In the event of a merger or acquisition of the Company, Mr. Duke's salary is required to be maintained at a level equal to or greater than his salary at the time of such transaction, regardless of the duties performed, if any, for a minimum period of four years; provided, however, that the agreement will terminate after such a merger or acquisition at the end of the agreement year in which Mr. Duke reaches age 65. Furthermore, if Mr. Duke voluntarily resigns and obtains any other employment or receives compensation as an advisor or consultant from any other entity, then all further salary obligations of the Company to Mr. Duke will cease. The agreement also entitles Mr. Duke to fringe benefits, including group hospitalization insurance, major medical insurance, group life insurance, and group disability insurance. Mr. Duke agrees in the agreement not to compete with the Company by taking a similar position with another banking institution in Marion County, South Carolina for a period of two years upon his voluntary retirement or his breach of the agreement.

Director Compensation

     The Company pays no directors fees, but the Bank pays directors fees of $450 per meeting attended for service as a director of the Bank and $50 per Bank committee meeting attended. Fees paid in 1997 to directors of the Company who are also directors of the Bank totalled $83,207.00.

Employee Benefit Plans

     401(K) Plan and Money Purchase Pension Plan

     The Bank has a pre-tax savings plan ("401(k) Plan") which covers substantially all employees. Eligible employees may elect to defer up to 10% of their gross compensation in the 401(k) Plan. The 401(k) Plan provides for the Bank to contribute an amount equal to 50% of a participant's deferred contribution, and the 401(k) Plan allows for discretionary employer contributions out of its net profits. For 1997 the Board of Directors approved a discretionary employer contribution of $68,834.

     The Bank also has a Money Purchase Pension Plan (the "MPP Plan") which covers substantially all employees. The MPP was adopted in 1997 and replaced the noncontributory defined benefit pension plan, which is no longer in effect. The MPP Plan provides for the Bank to contribute annually 7% of the eligible employee's gross compensation (up to a maximum compensation of $150,000 or such higher amount as allowed by federal law).
Participation in the MPP Plan is not optional for eligible employees.

     Expenses and amounts contributed for the 401(k) Plan and the Money Purchase Pension Plan which are included as employee benefits expense were $208,834, $144,528 and $184,244, for the years ended December 31, 1997, 1996 and 1995, respectively.

1997 Incentive Stock Option Plan

     At the 1997 Annual Meeting of Shareholders, the shareholders approved the 1997 Incentive Stock Option Plan, which reserved 26,000 shares of Common Stock for issuance pursuant to the exercise of incentive stock options granted pursuant to the plan. Options may be granted pursuant to the plan to persons who are employees of the Company or any subsidiary (including officers and directors who are employees) at the time of grant. All incentive stock options must have an exercise price not less than the fair market value of the Common Stock at the date of grant, as determined by the Board of Directors. The Board of Directors may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. The Board of Directors also selects the employees to receive grants under the plan and determines the number of shares covered by options granted under the plan. Options awarded under the Plan become exercisable pursuant to a vesting schedule set forth in the Plan, which is based on years of service (a copy of the schedule appears in note 1 to the "Option Grants in Last Fiscal Year" table). In the event of a change of control of the Company (as defined in the Plan), all options become immediately exercisable. No options may be exercised after ten years from the date of grant, options may not be transferred except by will or the laws of descent and distribution, and options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability. The plan will terminate on May 6, 2007, and no options will be granted thereunder after that date.

Deferred Compensation Agreements

     The Company and the Bank have entered into an agreement relating to deferred compensation with four of the executive officers of the Company, including the Chairman and Chief Executive Officer. Although the agreement is called a "Phantom Stock Agreement," it is not a true phantom stock arrangement. Pursuant to the Agreement, the Board of Directors of the Bank determines annually the executive's "Phantom Stock Award Percentage" based on annual performance objectives. A "Phantom Stock Award Amount" is then calculated annually by multiplying the Executive's base salary by the Phantom Stock Award Percentage. The Phantom Stock Award Amount for the Executive is then deferred into a Phantom Stock Account. Amounts held in the Phantom Stock Account earn interest at an annual rate, compounded annually, equal to the percentage change in the fair market value of the Company's common stock over a one year period, measured on December 31 of each year plus an amount equal to the total dividends paid during the fiscal year divided by total stockholders' equity less preferred stock, measured as of the beginning of the fiscal year. Upon normal or early retirement or in the event of termination of employment due to disability or death, the Bank will pay to the employee the balance of his Phantom Stock Account at the date of retirement or termination of employment. The benefit will be payable in 180 equal monthly installments and the benefit amount will be annuitized over 180 months, crediting interest on the unpaid balance of the benefit amount at an annual rate of 8% during the installment period. In the event of a change of control of the Company (as defined in the Agreement) the Bank will pay the Executive the balance of his Phantom Stock Account at the date of any termination of employment in a lump sum within 60 days after such change in control. In the event that the Executive suffers an unforeseeable financial emergency, the Bank may, in its discretion distribute to the Executive all or a portion of the balance in his Phantom Stock Account in an amount not greater than necessary to relieve the financial hardship. No benefits will be payable under the Agreement if the Executive's employment is terminated for cause (as defined in the Agreement).

Salary Continuation Agreements

     The Bank has entered into a Salary Continuation Agreement with three of its executive officers, including the Chairman and Chief Executive Officer. The Salary Continuation Agreement provides for cash payments to the covered executive officers in the event of their retirement, disability, death, or a change in control of the Company (as defined in the Agreement). The Chairman and Chief Executive Officer's agreement requires that the Bank make salary payments to him or his beneficiary for 19 years after his sixty-fifth birthday unless his employment is terminated for cause. If the Chairman and Chief Executive Officer remains employed by the Bank until age 65 his annual benefit will be at least $60,000. If his employment terminates before age 65, his annual benefit is reduced. If there is a change of control of the Company, he is entitled to receive the present value of $585,131, payable at age 65, discounted at 8.0% within 60 days after the change of control. The Bank has purchased life insurance, the proceeds of which are expected to be used to fund some of the Bank's obligations under this agreement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Bank has loan and deposit relationships with some of the directors of the Company and the Bank and with companies with which the directors are associated as well as members of the immediate families of the directors ("Affiliated Persons"). (The term `members of the immediate families' for purposes of this paragraph includes each person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.) The total loans outstanding to these parties at December 31, 1997, were $929,269. Loans to Affiliated Persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not, at the time they were made involve more than the normal risk of collectibility or present other unfavorable features.

     The law firm of McLendon & Sloan, in which J. M. McLendon, a director of the Company, is a partner, provided legal services to the Company and the Bank in 1997, and such firm is continuing to provide legal services to the Company and the Bank in 1998.

                  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING
                                   COMPLIANCE

     As required by Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission (the "SEC").

     The reporting requirements of Section 16(a) became applicable to executive officers and directors of the Company on January 30, 1995, at the time the Company registered its common stock with the SEC. However, executive officers and directors of the Company were not advised of their reporting obligations until March, 1998. Consequently, no reports were filed by executive officers or directors from January, 1995 until March, 1998. Upon being advised of their reporting obligations, the executive officers and directors immediately took steps to ascertain transactions as to which reports should have been filed and to make the necessary filings.

     The following information sets forth as to each executive officer and director of the Company the number of forms not timely filed and the number of transactions not timely reported. Mr. Duke failed to timely file an Initial Statement of Beneficial Ownership of Securities on Form 3, six Forms 4 relating to nine purchase transactions and one Form 5 relating to grant of stock options and issuance of a stock dividend. Mr. Freeman failed to timely file an Initial Statement of Beneficial Ownership of Securities on Form 3, four Forms 4 relating to five purchase transactions and one Form 5 relating to issuance of a stock dividend. Mr. Hardwick failed to timely file an Initial Statement of Beneficial Ownership of Securities on Form 3, one Form 4 relating to three purchase transactions and one Form 5 relating to the grant of stock options and issuance of a stock dividend. Mr. Mathis failed to timely file an Initial Statement of Beneficial Ownership of Securities on Form 3. Mr. McElveen failed to timely file an Initial Statement of Beneficial Ownership of Securities on Form 3, one Form 5 relating to two gift transactions and one Form 5 relating to issuance of a stock dividend. Mr. McLendon failed to timely file an Initial Statement of Beneficial Ownership of Securities on Form 3, one Form 5 with respect to a bequest, and one Form 5 relating to issuance of a stock dividend. Mr. Tyner failed to timely file an Initial Statement of Beneficial Ownership of Securities on Form 3, one Form 4 with respect to one purchase transaction, and one Form 5 relating to issuance of a stock dividend. Mr. Siegal failed to timely file an Initial Statement of Beneficial Ownership of Securities on Form 3, one Form 4 with respect to one purchase transaction, and one Form 5 relating to issuance of a stock dividend. Ms. Williams failed to timely file an Initial Statement of Beneficial Ownership of Securities on Form 3, and one Form 5 relating to issuance of a stock dividend and one gift transaction.

     All directors and executive officers are now current with their Section 16(a) reporting obligations.

                             INDEPENDENT ACCOUNTANTS

         The Board of Directors, upon the recommendation of the Audit Committee of the Bank, has appointed Tourville, Simpson and Henderson, independent certified public accountants, as independent auditors for the Company and its subsidiaries for the current fiscal year ending December 31, 1998, subject to ratification by the shareholders. A representative of Tourville, Simpson and Henderson is expected to be present at the 1998 Annual Meeting and will be given the opportunity to make a statement on behalf of the firm if he so desires, and will respond to appropriate questions from shareholders.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         A copy of the Company's Annual Report on Form 10-KSB, including the financial statements and schedules thereto, which is filed with the Securities and Exchange Commission is available free of charge to each shareholder of record upon written request to the Corporation Secretary, M & M Financial Corporation, 307 North Main Street, Marion, South Carolina 29571.

                                 OTHER BUSINESS

         The Board of Directors of the Company does not know of any other business to be presented at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                            By Order of the Board of Directors


                                           Chester A. Duke
                                           Chairman and President
Marion, South Carolina
April 2, 1998

                                      PROXY

                           M & M FINANCIAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS - THURSDAY, APRIL 16, 1998

     Marion E. Freeman and George H. Hardwick, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies all of the shares of Common Stock of M & M Financial Corporation held of record by the undersigned on the Record Date at the Annual Meeting of Shareholders to be held on April 16, 1998, and at any adjournment thereof, as follows:

1.   [ ] ELECTION OF  [ ] FOR all nominees listed   [ ] WITHHOLD AUTHORITY
         DIRECTORS.       below                         to vote for all nominees
                                                        listed below

                      [ ]  WITHHOLD  AUTHORITY only on the following nominees:

                           ---------------------------------------------------

                           ---------------------------------------------------

                           INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S), WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE ABOVE.


NOMINEES: Chester A. Duke, Charles McElveen, J. M. McLendon, Bruce Siegal, Nancy
          B. Williams


2. PROPOSAL TO RATIFY APPOINTMENT OF TOURVILLE, SIMPSON AND HENDERSON, CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

     [ ]  FOR             [ ]   AGAINST           [ ] ABSTAIN

3. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated: --------------, 1998             ----------------------------------------


                                        ----------------------------------------